Prospectus Supplement

                         Money Management Plus Prospectus
                   Supplement to January 31, 1995 Prospectus
                     Date of Supplement: September 30, 1995



This Prospectus is valid only for offers of MMP Prime Portfolio and does not constitute an offer or sale of shares of the MMP Tax-Free or MMP Government Portfolios. The sections of the Prospectus regarding the MMP Tax-Free Portfolio are no longer valid; they have been replaced by a new separate MMP Tax-Free Portfolio prospectus dated September 30, 1995. MMP Government Portfolio is no longer being offered. Call Calvert Group at 1-800-368-2748 to request copies of the September 30, 1995 MMP Tax-Free Prospectus.